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                               HARRIS CORPORATION

                              UNION RETIREMENT PLAN










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                                TABLE OF CONTENTS
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
ARTICLE I
         DEFINITIONS...........................................................................2
         1.1      Accounts.....................................................................2
         1.2      After-Tax Account............................................................2
         1.3      After-Tax Contributions......................................................2
         1.4      Balanced Fund................................................................2
         1.5      Basic Account................................................................2
         1.6      Beneficiary..................................................................2
         1.7      Break-in-Service.............................................................3
         1.8      Code.........................................................................3
         1.9      Compensation.................................................................3
         1.10     Consolidated Subsidiaries....................................................5
         1.11     Corporate Plan...............................................................6
         1.12     Corporation..................................................................6
         1.13     Corporation Committee........................................................6
         1.14     Disability...................................................................6
         1.15     Early Retirement Age.........................................................6
         1.16     Employment Unit..............................................................6
         1.17     Employee.....................................................................6
         1.18     ERISA........................................................................7
         1.19     Excess Compensation..........................................................7
         1.20     Fiscal Year..................................................................7
         1.21     Full-Time Employee...........................................................8
         1.22     Harris Stock Fund............................................................8
         1.23     Harris Stock After-Tax Account...............................................8
         1.24     Harris Stock Matching Account................................................8
         1.25     Harris Stock Pre-Tax Account.................................................8
         1.26     Highly Compensated Employee..................................................8
         1.27     Hour of Service.............................................................10
         1.28     Investment Funds............................................................10
         1.29     Layoff......................................................................10
         1.30     Leave of Absence............................................................11
         1.31     Matching After-Tax Account..................................................11
         1.32     Matching After-Tax Contributions............................................11
         1.33     Matching Contributions......................................................11
         1.34     Matching Pre-Tax Account....................................................11
         1.35     Matching Pre-Tax Contributions..............................................12
         1.36     Military Leave..............................................................12
         1.37     Normal Retirement Age ......................................................12
         1.38     Original Plan...............................................................12
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
         1.39     Participant.................................................................12
         1.40     Participating Company.......................................................12
         1.41     Period of Service...........................................................13
         1.42     Period of Severance.........................................................13
         1.43     Plan........................................................................13
         1.44     Plan Year...................................................................13
         1.45     Predecessor Company.........................................................13
         1.46     Pre-Tax Account.............................................................14
         1.47     Pre-Tax Contributions.......................................................14
         1.48     Profit-Sharing Account......................................................14
         1.49     Profit-Sharing Contributions................................................14
         1.50     Related Company.............................................................14
         1.51     Release Employee............................................................15
         1.52     Rollover Account............................................................15
         1.53     Savings Account.............................................................15
         1.54     Severance from Service Date.................................................15
         1.55     Supplemental Account........................................................16
         1.56     Taxable Wage Base...........................................................16
         1.57     Trust Agreement.............................................................16
         1.58     Trust Fund..................................................................16
         1.59     Trustee.....................................................................17
         1.60     Valuation Date..............................................................17

ARTICLE II
         PARTICIPATION........................................................................18
         2.1      In General..................................................................18
         2.2      Renewal of Participation on Reemployment....................................18
         2.3      Periods of Service on Reemployment..........................................18
         2.4      Service with Predecessor Company............................................20

ARTICLE III
         CONTRIBUTIONS AND ALLOCATIONS........................................................21
         3.1      Profit-Sharing Contributions................................................21
         3.2      Allocation of Profit-Sharing Contribution to Participants...................24
         3.3      Pre-Tax Contributions.......................................................25
         3.4      Matching Pre-Tax Contributions..............................................26
         3.5      After-Tax Contributions.....................................................27
         3.6      Matching After-Tax Contributions............................................28
         3.7      Elections to Make Pre-Tax and After-Tax Contributions.......................29
         3.8      Rollover Contributions......................................................30
         3.9      Participating Company's Obligation to Make Contributions....................31
         3.10     Treatment of Forfeited Amounts..............................................32
         3.11     Finality of Allocations.....................................................32


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
ARTICLE IV
         LIMITATIONS ON CONTRIBUTIONS.........................................................33
         4.1      In General..................................................................33
         4.2      Pre-Tax Contributions.......................................................33
         4.3      Percentage Limitation on Pre-Tax Contributions..............................34
         4.4      Percentage Limitation on After-Tax and Matching Contributions...............36
         4.5      Multi-Use of Alternative Limitations........................................38
         4.6      Limitations on Annual Additions.............................................38

ARTICLE V
         VESTING AND FORFEITURES..............................................................41
         5.1      In General..................................................................41
         5.2      Vesting on Retirement, Death or Disability..................................41
         5.3      Vesting on Other Termination of Employment..................................41
         5.4      Effect of In-Service Withdrawals on a Participant's Vested Percentage.......42
         5.5      Forfeitures.................................................................43

ARTICLE VI
         ACCOUNTS AND INVESTMENTS.............................................................45
         6.1      Establishment of Accounts...................................................45
         6.2      Investment of Accounts......................................................46
         6.3      Allocation of Earnings and Losses...........................................48
         6.4      Special Rules Concerning Harris Stock Fund..................................49

ARTICLE VII
         DISTRIBUTIONS........................................................................52
         7.1      In General..................................................................52
         7.2      Small Benefit Cash-out......................................................53
         7.3      Form of Payment.............................................................53
         7.4      Time of Payment.............................................................54
         7.5      Direct Rollover.............................................................54
         7.6      Payments on Death...........................................................56
         7.7      Benefit Amount and Withholding..............................................56
         7.8      Order of Distributions......................................................57
         7.9      Statutory Requirements......................................................57
         7.10     Designating Beneficiaries...................................................60
         7.11     Payment of Group Insurance Premiums.........................................62
         7.12     Inability to Locate Participant.............................................63

ARTICLE VIII
         LOANS................................................................................64
         8.1      In General..................................................................64
         8.2      Loan Administration.........................................................64
         8.3      Terms and Conditions of Loans...............................................64
         8.4      Interest Rate...............................................................66
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
         8.5      Repayment and Default.......................................................67
         8.6      Mechanics...................................................................69
         8.7      Special Powers..............................................................69

ARTICLE IX
         IN-SERVICE WITHDRAWALS...............................................................70
         9.1      Withdrawals from Savings Account and After-Tax Account......................70
         9.2      Withdrawals from Rollover, Pre-Tax and Profit Sharing Accounts..............70
         9.3      Conditions Applicable to All Withdrawals....................................73
         9.4      Reduction of Investment Fund Balances.......................................73

ARTICLE X
         ADMINISTRATION.......................................................................75
         10.1    Named Fiduciaries............................................................75
         10.2     Corporation Committee.......................................................75
         10.3     Powers and Duties of Committee..............................................75
         10.4     Actions of Committee........................................................76
         10.5     Finality of Decisions.......................................................76
         10.6     Immunities of Committee.....................................................76
         10.7     Advisers and Agents.........................................................76
         10.8     Committee Member who is Participant.........................................77
         10.9     Information Provided by Participating Companies.............................77
         10.10    Expenses....................................................................78
         10.11    Trust.......................................................................78
         10.12    Trust Fund Available to Pay All Plan Benefits...............................79

ARTICLE XI
         AMENDMENT AND TERMINATION AND CHANGE OF CONTROL......................................80
         11.1     Amendment...................................................................80
         11.2     Termination of Plan.........................................................80
         11.3     Discontinuance of Contributions.............................................81
         11.4     Vesting on Termination or Discontinuance of Contributions...................81
         11.5     Distribution on Termination.................................................81
         11.6     Change of Control...........................................................82


ARTICLE XII
         MISCELLANEOUS PROVISIONS.............................................................88
         12.1     Restrictions on Alienation: Qualified Domestic Relations Orders.............88
         12.2     Exclusive Benefit Requirement...............................................89
         12.3     Return of Contributions.....................................................89
         12.4     No Contract of Employment...................................................90
         12.5     Payment of Benefits on Incapacity...........................................90
         12.6     Merger......................................................................91
         12.7     Construction................................................................91
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
         12.8     Governing Law...............................................................91
         12.9     Mistaken Payments...........................................................91

APPENDIX A
                  Investment Funds...........................................................A-1

APPENDIX B
         Participating Companies.............................................................B-1
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                                  INTRODUCTION
                                  ------------

         The Harris Corporation Union Retirement Plan (the "Plan") is hereby amended and restated effective January 1, 1998. The provisions of the Plan to the extent so amended and restated shall apply only to those participants in the Plan who are Employees on or after January 1, 1998. Any benefits of an individual who ceased being an Employee before January 1, 1998 and who is not reemployed by a Participating Company after such date shall be determined under the terms of the Plan that were in effect when such individual ceased to be an Employee.

         The Plan and its related trust are intended to be a tax-exempt plan and trust under sections 401(a) and 501(a) of the Code, respectively. The Plan also is intended to be a profit-sharing plan that contains a qualified cash or deferred arrangement under section 401(k) of the Code.



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                                    ARTICLE I
                                  DEFINITIONS
                                  -----------

         1.1 ACCOUNTS -- means all of the accounts described in section 6.1, and such other accounts that may be established on behalf of each Participant, to be credited with contributions made on behalf of a Participant, adjusted for earnings and losses as provided in the Plan and debited by Plan expenses allocable to the Accounts, distributions, withdrawals and loans to the Participant.

         1.2 AFTER-TAX ACCOUNT -- means the Account established to record
After-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.

         1.3 AFTER-TAX CONTRIBUTIONS -- means the contributions described in section 3.5.

         1.4 BALANCED FUND -- means the Balanced Fund described in Appendix A.

         1.5 BASIC ACCOUNT -- means the Account established to record the portion of the Profit-Sharing Contributions allocable to a Participant's
Compensation.

         1.6 BENEFICIARY -- means the person or persons entitled to receive any benefits payable under the Plan on account of a Participant's death.

         1.7 BREAK-IN-SERVICE -- means a Period of Severance, as defined below.

         1.8 CODE -- means the Internal Revenue Code of 1986, as amended from time to time.




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Definitions

         1.9 COMPENSATION -- means the following items of remuneration which an Employee earns for work or personal services performed for a Participating
Company:

              (a) salary or wages;

              (b) commission paid pursuant to a sales incentive plan;

              (c) overtime premium, shift differential or, additional compensation in lieu of overtime premium;

              (d) compensation in lieu of vacation;

              (e) any annual bonus or incentive compensation payable in the form of cash pursuant to the Harris Corporation Annual Incentive Plan or any successor thereto or other similar plan adopted from time to time by the Corporation or other Participating Company employing the Employee or any stock award made in lieu of an annual cash bonus or incentive compensation;

              (f) any other bonus or incentive compensation payable in the form of cash or any stock awards made pursuant to an established plan of the Corporation or Employee's Employment Unit, including but not limited to, bonus awards, spot awards, lump sum, profit sharing, team awards and gain sharing awards;

              (g) any compensation of a type described in items (a) through (f) above which is paid as an employee contribution to the Plan;

              (h) any salary reduction contributions to a cafeteria plan
         (within the meaning of section 125 of the Code) maintained by a Participating Company; but excluding:

                  (i) any extraordinary compensation of a recurring or
               non-recurring nature not included under items (a) to (f) above;

                  (ii) any extraordinary compensation in the nature of bonus, commission or incentive compensation which is not paid pursuant to an established plan of the Employee's Employment Unit or pursuant to an established sales incentive plan;

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Definitions

                  (iii) any award made or amount paid pursuant to the Harris
               Corporation Stock Incentive Plan or any successor thereto, including, but not limited to, performance shares, stock options, restricted stock, SARs, or other stock-based awards or dividend equivalents;

                  (iv) severance pay or special retirement pay;

                  (v) retention bonuses or completion bonuses unless
               authorized by the appropriate officer of the Corporation in a uniform and nondiscriminatory manner;

                  (vi) reimbursement or allowances with respect to expenses
               incurred in connection with employment, such as tax equalization, reimbursement for moving expenses, mileage or expense allowance or education refund. In no event does the term "Compensation" include indirect compensation such as employer-paid group insurance premiums, or contributions under this or other qualified employee benefit plan, other than as a contribution described in item (g) above.

               Only Compensation not in excess of the amount allowed under section 401(a)(17) of the Code (as adjusted in accordance with such section for increases in the cost of living) shall be taken into account. In addition, in the year in which an Employee becomes a Participant, only Compensation received after he becomes a Participant shall be taken into account. For purposes of any test imposed under any section of the Code, the Plan authorizes the use of any definition of Compensation that satisfies the requirements of such section.

         1.10 CONSOLIDATED SUBSIDIARIES --means those subsidiaries of the Corporation which are included in the consolidated annual financial statements for the Corporation.

         1.11 CORPORATE PLAN -- means the Harris Corporation Retirement Plan, as it may be amended from time to time.



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Definitions

         1.12 CORPORATION -- means Harris Corporation, a Delaware corporation.

         1.13 CORPORATION COMMITTEE -- means the committee established under section 11.3

         1.14 DISABILITY --means a disability that qualifies a Participant for disability benefits under title II or title XVI of the Federal Social Security
Act; such disability for Plan purposes shall be deemed to occur on the effective date determined by the Social Security Administration.

         1.15 EARLY RETIREMENT AGE --means age 55.

         1.16 EMPLOYMENT UNIT --means any division or other readily identifiable segment of the operations of a Participating Company, for example, as identified in the annual report or such other segment as may be established for purposes of the Plan by the Corporation, in its discretion.

         1.17 EMPLOYEE -- means an individual whose employment relationship is covered by a collective bargaining agreement which provides for such individual's participation in the Plan. Notwithstanding the foregoing, no individual who renders services to a Participating Company shall be considered an Employee for purposes of the Plan if such individual renders such services pursuant to (i) a written agreement providing that such services are to be rendered by the individual as an independent contractor, (ii) a written agreement (other than a collective bargaining agreement) with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not a Participating Company or Related Company, or (iii) a written agreement that contains a waiver of participation in the Plan. A leased employee shall be treated as an Employee only for purposes of applying the requirements described in section 414(n)(3) of the Code and determining the number and identity of Highly Compensated Employees.



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

Definitions

         1.18 ERISA -- means the Employee Retirement Income Security Act of
1974, as amended from time to time.

         1.19 EXCESS COMPENSATION -- means the portion of a Participant's
Compensation that exceeds the Taxable Wage Base for the year in which the Compensation is received.

         1.20 FISCAL YEAR -- means the fiscal year of the Corporation.

         1.21 FULL-TIME EMPLOYEE -- means an Employee who is scheduled by a Participating Company to work 30 or more hours per week.

         1.22 HARRIS STOCK FUND -- means the Fund described in Appendix A that is designed to be invested in qualifying employer securities within the meaning of section 407 of ERISA.

         1.23 HARRIS STOCK AFTER-TAX ACCOUNT -- means the portion of the
After-Tax Contributions made on the Participant's behalf invested in the Harris
Stock Fund.

         1.24 HARRIS STOCK MATCHING ACCOUNT -- means the portion of the Matching
Contributions made on a Participant's behalf invested in the Harris Stock Fund.

         1.25 HARRIS STOCK PRE-TAX ACCOUNT -- means the portion of the Pre-Tax
Contributions made on a Participant's behalf invested in the Harris Stock Fund.

         1.26 HIGHLY COMPENSATED EMPLOYEE -- means any Employee who performs services for the Employer during the "determination year" and who, during the "look-back year": (a) received Compensation from the employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); (b) received compensation from the employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was in the top 20 percent of employees based on compensation for such year; or (c) was an officer of the employer and


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

Definitions

received compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code, or if no officer received Compensation in that amount, the highest paid officer for such year. The term highly compensated employee also includes (1) employees who are described in (a) through (c), above for the look-back year and are one of the 100 top-paid employees during the determination year; and (2) employees who are 5-percent owners at any time during the look-back year or determination year.
The determination year is the Plan Year and the look-back year is the prior Plan
Year.

         If, during a determination year or look-back year, an Employee is a family member of either a 5 percent owner who is an Employee or one of the 10 most Highly Compensated Employees based on compensation, then the family member and the 5 percent owner or Highly Compensated Employee shall be treated as a single employee receiving the aggregate compensation and contributions. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee and the spouses of such lineal ascendants and descendants.

         The determination of Highly Compensated Employee shall be made in accordance with section 414(q) of the Code and the regulations thereunder, which are incorporated herein by reference.

         1.27 HOUR OF SERVICE -- means each hour for which an Employee is paid or entitled to payment for the performance of duties for a Participating Company or Related Company.

         1.28 INVESTMENT FUNDS -- means the funds described in Appendix A and any other fund designated by the Corporation Committee.

         1.29 LAYOFF -- means a temporary suspension of the active employment of an Employee with the understanding that the Employee will be recalled to active employment if


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

Definitions

and when his services are again required. A period of Layoff terminates, and the Severance from Service Date of a Participant who is not recalled or otherwise employed by a Related Company is deemed to occur on the earliest of the following dates:

                  (a) the expiration date specified in a notice of recall delivered to the Employee;

                  (b) the first anniversary of the date the Layoff began in accordance with clause (b) of the definition of "Severance from Service" contained in section 1.54;
                           or

                  (c) the election of an Employee to terminate the Layoff by written notice delivered to the Corporation.

         1.30 LEAVE OF ABSENCE -- means a period of interruption of the active employment of an Employee granted by a Participating Company or Predecessor
Company with the understanding that the Employee will return to active employment at the expiration of the period of time. A Leave of Absence as originally granted may be extended by the Participating Company or Predecessor
Company for additional periods. The term "Leave of Absence" does not include a Military Leave.

         1.31 MATCHING AFTER-TAX ACCOUNT -- means the Account established to record Matching After-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.

         1.32 MATCHING AFTER-TAX CONTRIBUTIONS -- means the contributions made on behalf of a Participant under section 3.6.

         1.33 MATCHING CONTRIBUTIONS -- means the aggregate of the Matching
After-Tax Contributions and the Matching Pre-Tax Contributions made on behalf of a Participant.



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Definitions

         1.34 MATCHING PRE-TAX ACCOUNT -- means the Account established to record the Matching Pre-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.

         1.35 MATCHING PRE-TAX CONTRIBUTIONS -- means the contributions made on behalf of a Participant under section 3.4.

         1.36 MILITARY LEAVE -- means an Employee's absence from active employment with a Participating Company or Predecessor Company for military service with the armed forces of the United States, provided that such Employee returns to active employment within the period required under any federal law pertaining to veteran's reemployment rights.

         1.37 NORMAL RETIREMENT AGE -- means age 65.

         1.38 ORIGINAL PLAN -- means the terms of the 1990 Revised Harris
Corporation Union Retirement Plan, and any prior plan to the extent incorporated therein.

         1.39 PARTICIPANT -- means an Employee who satisfies the requirements of section 2.1.

         1.40 PARTICIPATING COMPANY -- means the Corporation or any Related
Company. Appendix B, as it may be amended from time to time, lists each Participating Company, or division thereof, whose Employees may become
Participants.

         1.41 PERIOD OF SERVICE -- means the period of time that begins on an Employee's employment or reemployment date, whichever is applicable, and ends on his Severance from Service Date. An Employee's employment date is the date on which the Employee first performs an Hour of Service; an Employee's reemployment date is the date on which the Employee first performs an Hour of Service after his most recent Severance from Service Date.



                                       9

Definitions

         1.42 PERIOD OF SEVERANCE -- means the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service.


         1.43 PLAN -- means the Harris Corporation Union Retirement Plan.

         1.44 PLAN YEAR -- means the Fiscal Year.

         1.45 PREDECESSOR COMPANY -- means any corporation (a) of which a Related Company is a successor by reason of having acquired all or substantially all of its business and assets by purchase, merger, consolidation or liquidation, or (b) from which a Related Company acquired a business formerly conducted by such corporation; provided, however, that in the case of any such corporation that continued to conduct a trade or business subsequent to the acquisition by a Related Company referred in (a) or (b) above, the status of such corporation as a Predecessor Company relates only to the period of time prior to the date of such acquisition.

         1.46 PRE-TAX ACCOUNT -- means the Account established to record the Pre-Tax Contributions made on a Participant's behalf other than those invested in the Harris Stock Fund.

         1.47 PRE-TAX CONTRIBUTIONS -- means the contributions made on behalf of a Participant under section 3.3.

         1.48 PROFIT-SHARING ACCOUNT -- means the Account established to record the Profit-Sharing Contributions made on a Participant's behalf, and includes the Basic Account and the Supplemental Account.



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

Definitions

         1.49 PROFIT-SHARING CONTRIBUTIONS -- means the contributions described in section 3.1.

         1.50 RELATED COMPANY -- means the Corporation or any corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) with the Corporation; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the
Code) with the Corporation; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Corporation, or any other entity required to be aggregated with the Corporation under section 414(o) of the Code.

         1.51 RELEASE EMPLOYEE -- An employee of the Corporation who is transferred by the Corporation to a Related Company (other than a Participating Company) and who is designated by the Corporation Committee as a Release Employee for purposes of receiving a Profit-Sharing Contribution for the Plan Year in which such transfer occurred.

         1.52 ROLLOVER ACCOUNT -- means the Account established to record the rollover contributions made by a Participant pursuant to section 3.8.

         1.53 SAVINGS ACCOUNT -- means the Account established under section 6.1(f).

         1.54 SEVERANCE FROM SERVICE DATE -- means, with respect to a Related Company, the earlier of (a) the date on which the Employee quits, retires, is discharged or dies, and (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) for any reason other than quitting, retirement, discharge or death; provided that "second anniversary" shall be substituted for "first anniversary" if the absence is due to maternity or paternity reasons as defined in section 410(a)(5)(E) of the Code.

Definitions


The period between the first and the second anniversary shall not be a Period of Service or a Period of Severance.

         1.55 SUPPLEMENTAL ACCOUNT -- means the Account established to record the portion of a Participant's Profit-Sharing Contribution allocable to the Participant's Excess Compensation.

         1.56 TAXABLE WAGE BASE -- means the maximum amount of earnings that may be considered wages under section 3121(a)(1) of the Code, except for purposes of Medicare taxes, as in effect on the first day of the Plan Year. In the case of an Employee who was a Participant for only a portion of a particular Plan Year, the Taxable Wage Base shall be multiplied by the ratio of the number of calendar months (including a fraction of a month as a full month) in the Plan Year during which he was a Participant to 12 months.

         1.57 TRUST AGREEMENT -- means the Trust Agreement relating to the Harris Corporation Retirement Plan, entered into between the Corporation and the Trustee, as it may be amended from time to time.

         1.58 TRUST FUND -- means the assets held by the Trustee in accordance with the Trust Agreement.

         1.59 TRUSTEE -- means Bankers Trust Company, or such successor (or successors) thereto designated by the Corporation to act as trustee under the provisions of the Trust Agreement, who shall agree to act as such by executing the Trust Agreement.

         1.60 VALUATION DATE -- means each day the New York Stock Exchange is open, and any other day as the Corporation Committee may determine.

                                   ARTICLE II
                                 PARTICIPATION
                                 -------------

         2.1 IN GENERAL . An Employee shall become a Participant in the Plan on the date he completes a one-year Period of Service, provided that he is employed by a Participating Company on that date. Notwithstanding the above, and solely for purposes of making Pre-Tax Contributions, After-Tax Contributions, and Rollover Contributions, a Full-Time Employee shall become a Participant in the Plan on the date he first performs an Hour of Service.

         2.2 RENEWAL OF PARTICIPATION ON REEMPLOYMENT . An Employee who terminates employment after he completes a one-year Period of Service and is reemployed by a Participating Company shall become a Participant immediately on reemployment. An Employee who terminates employment before he completes a one-year Period of Service shall become a Participant as provided in section 2.1, provided that his Period of Service prior to reemployment shall be used to satisfy the one-year Period of Service requirement of section 2.1 to the extent provided under section 2.3.

         2.3 PERIODS OF SERVICE ON REEMPLOYMENT . The following rules shall apply to an Employee who terminates employment before he completes a one-year Period of Service and is reemployed by a Related Company:

             (a) CREDIT FOR PRIOR PERIOD OF SERVICE. If the Employee is reemployed by a Related Company before his Period of Severance equals or exceeds the greater of (i) his Period of Service before he terminated employment and
(ii) five years, then his Period of Service before he terminated employment shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of section 2.1 and for purposes of determining a Participant's Period of Service under section 5.3.


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

Participation


             (b) CREDIT FOR PERIOD OF SEVERANCE. If the Employee terminates employment due to quitting, discharge, or retirement and is reemployed by a Related Company within 12 months of his termination date, his Period of Severance shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of section 2.1 and for purposes of determining a Participant's Period of Service under section 5.3. If the Employee terminates employment for any reason other than quitting, discharge, or retirement, and subsequently quits, is discharged, or retires, his Period of Severance shall be taken into account in determining whether the Employee has completed a one-year Period of Service for purposes of section 2.1 and for purposes of determining a Participant's Period of Service under section
5.3 only if he is reemployed by a Related Company within 12 months of the date of his termination of employment.

         2.4 SERVICE WITH PREDECESSOR COMPANY . In the case of a corporation (other than a Related Company) that becomes a Predecessor Company by reason of the acquisition of all or substantially all of the assets and business of such corporation by a Related Company, an Employee's Period of Service shall include employment with such Predecessor Company, only to the extent expressly provided in the corporate documents effecting the acquisition.

                                   ARTICLE III
                          CONTRIBUTIONS AND ALLOCATIONS
                          -----------------------------

         3.1 PROFIT-SHARING CONTRIBUTIONS.

             (a) BASIC. The amount of Profit-Sharing Contributions made on behalf of Participating Companies for a Fiscal Year with respect to Participants in this Plan and the Harris Corporation Retirement Plan shall equal 11 1/2 percent of the adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes for such Fiscal Year as determined in subsection (d), reduced by the portion of such amount with respect to Participants' Compensation that would have been allocable under section 3.2 of this Plan or section 3.2 of the Corporate Plan, if Compensation were determined without regard to the statutory limits under section 401(a)(17) or 415 of the Code.

             (b) SPECIAL. The Corporation, in its discretion, may provide for an additional Profit-Sharing Contribution in a specified dollar amount or pursuant to a formula with respect to any Fiscal Year.

             (c) APPORTIONMENT BETWEEN THE PLAN AND THE HARRIS CORPORATION RETIREMENT PLAN. Profit-Sharing Contributions for a Plan Year shall be apportioned for accounting and payment purposes between the Plan and the Corporate Plan based on the ratio of the total Compensation plus Excess Compensation for the Plan Year of participants in each plan to the total Compensation plus Excess Compensation of all participants in the Plan and the Corporate Plan for the Plan Year.

             (d) ADJUSTED CONSOLIDATED NET INCOME. The adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes shall be determined on the basis of the annual audit report prepared by the Corporation's independent public accountants by adjusting the consolidated net income shown in the report to eliminate the effect, if any, of the following items:

Contributions and Allocations


                           (1) any provision for taxes on or measured by income for such years required by the laws of the United States or of any state or political subdivision thereof (including, however, any taxes required under the Ohio Franchise Income Tax, whether or not in fact measured by income), or any provision for similar taxes required by the laws of any other country;

                           (2)      all items consisting of credits or
                                    deficiencies relating to taxes described in clause (1) above on or measured by income for prior Fiscal Years;

                           (3) any provision for contributions for such Fiscal Year under this Plan or under any profit-sharing retirement plan of a Consolidated Subsidiary of the Corporation;

                           (4) all dividends received during such Fiscal Year with respect to stock of a Related Company which is not included among the Consolidated Subsidiaries;

                           (5) gains or losses from the sale, exchange or other disposition of capital or depreciable property, as defined in the Code;

                           (6) any income from the use of the "lifo" inventory method resulting from either a reduction in inventory or a decrease in the cost index;

                           (7) all items of income and expense which relate directly to the conduct by a Related Company of a business (i) which was formerly conducted by a corporation which was not then a Related Company, and (ii) the net income (or loss) of which was included for the first time in determining the consolidated net income of the Corporation and its Consolidated Subsidiaries for the Fiscal Year in question;

Contributions and Allocations


                           (8) all exchange adjustments resulting from translating to United States currency those year-end balance sheet items of subsidiaries which are denominated in a foreign currency;

                           (9) any item of income or expense relating to the right of any employee to receive cash upon cancellation of an unexercised stock option; and

                           (10) the net of all items of income and expense, other than tax items described in subsection
                                    (1) and (2) above, relating to Lanier
                                    Worldwide, Inc. and any subsidiary thereof which is a Related Company.

         3.2 ALLOCATION OF PROFIT-SHARING CONTRIBUTION TO PARTICIPANTS .

             (a) IN GENERAL. The Profit-Sharing Contributions for a Plan Year with respect to an Employment Unit shall be allocated among eligible Participants described in subsection (c) who are employed by the Employment Unit during some part or all of the Plan Year based on the ratio of each eligible Participant's Compensation plus Excess Compensation for the Plan Year to the Compensation plus Excess Compensation of all eligible Participants for the Plan Year.

             (b) LIMITATION ON AMOUNT. Notwithstanding subsection (a), the amount allocated to an eligible Participant with respect to Excess Compensation shall not exceed the "base contribution percentage" by more than the lesser of
(i) the base contribution percentage and (ii) 5.7% (or if greater, the percentage equal to the Old Age portion of the tax under section 3111(a) of the Code, as in effect on the first day of the Plan Year). The term "base contribution percentage" means the percentage of Compensation contributed by the Participating Company with respect to each Participant's Compensation not in excess of the Participant's Taxable Wage Base.

Contributions and Allocations


             (c) LIMITATION ON ELIGIBILITY. A Participant shall be eligible to receive an allocation of Profit-Sharing Contributions for a Plan Year if (i) the Participant is employed on the earlier of (A) the last day of the Plan Year and
(B) the June 30 coincident with or immediately following the last day of the Plan Year or (ii) the Participant terminated employment during the Plan Year on or after Early Retirement Age or Normal Retirement Age, or due to Disability, death, Layoff, Leave of Absence or Military Leave, or is transferred by the Corporation as a "Release Employee" to an entity that is not a Participating Company.

         3.3 PRE-TAX CONTRIBUTIONS.

             (a) MAXIMUM ELECTION. A Participant may elect to reduce his Compensation for a Plan Year by an amount equal to any whole percentage not exceeding 12 percent and have that amount contributed to the Plan on his behalf as a Pre-Tax Contribution. Pre-Tax Contributions shall be contributed to the Plan in cash; provided, that the Corporation, in its discretion, may contribute Pre-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the Corporation, which may be contributed at a discount from fair market value. The sum of the Pre-Tax Contributions and other elective deferrals (within the meaning of section 402(g)(3)) made on behalf of the Participant to the Plan and any other plan of a Participating Company or Related Company for any calendar year shall not exceed $10,000 (as adjusted in accordance with section 402(g)(5) for increases in the cost of living). The portion of any Pre-Tax Contribution made on behalf of a Participant that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purposes of determining (i) whether the Participant's Pre-Tax Contributions exceed 12 percent of his Compensation for the Plan Year, and (ii) whether the Participant's Pre-Tax Contributions and other elective deferrals exceed $10,000 (as adjusted in accordance with section 402(g)(5) for increases in the cost of living) for the calendar year.

Contributions and Allocations


             (b) CONTRIBUTIONS IN EXCESS OF THE MAXIMUM. If the Pre-Tax Contributions on behalf of a Participant for a calendar year reach the limit described in subsection (a), any additional contributions to be made during the calendar year pursuant to the Participant's election shall be made as After-Tax Contributions and any Matching Pre-Tax Contributions with respect to that amount shall be made as Matching After-Tax Contributions.

         3.4 MATCHING PRE-TAX CONTRIBUTIONS. Each Participating Company shall make a Matching Pre-Tax Contribution to the Plan on behalf of each Participant who is employed by such Participating Company and has completed a one-year Period of Service in the amount of 100 percent of the Pre-Tax Contributions made on behalf of the Participant for the Plan Year, but only to the extent that such Pre-Tax Contributions do not exceed six percent of the Participant's Compensation for such Plan Year. Matching Pre-Tax Contributions shall be contributed in cash; provided, that the Corporation, in its discretion, may contribute Matching Pre-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the Corporation, which may be contributed at a discount from fair market value. The portion of any Matching Pre-Tax Contribution made on behalf of a Participant for a Plan Year that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purpose of determining whether the Matching Pre-Tax Contributions made on behalf of the Participant exceed six percent of the Participant's Compensation for such Plan Year.

         3.5 AFTER-TAX CONTRIBUTIONS.

             (a) PARTICIPANT CREDITED WITH AT LEAST A ONE-YEAR PERIOD OF SERVICE. A Participant who does not elect to have Pre-Tax Contributions made to the Plan on his behalf for a Plan Year and who is credited with at least a one-year Period of Service may elect to contribute to the Plan as an After-Tax Contribution an amount equal to any whole percentage of his Compensation for such Plan Year not exceeding 12 percent. After-Tax Contributions

Contributions and Allocations


shall be contributed in cash; provided, that the Corporation, in its discretion, may contribute After-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the Corporation, which may be contributed at a discount from fair market value. The portion of any After-Tax Contribution made by a Participant for a Plan Year that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purpose of determining whether the Participant's After-Tax Contributions exceed twelve percent of his Compensation for such Plan Year. Notwithstanding any other provision of this section 3.5(a), a Participant who elects to have Pre-Tax Contributions made to the Plan on his behalf for a Plan Year may not elect to make After-Tax Contributions for such Plan Year other than pursuant to section 3.3(b) or 4.2.

             (b) PARTICIPANT NOT CREDITED WITH AT LEAST A ONE-YEAR PERIOD OF SERVICE. A Participant who is not credited with at least a one-year Period of Service may not elect to make After-Tax Contributions for that Plan Year other than pursuant to section 3.3(b) or 4.2.

         3.6 MATCHING AFTER-TAX CONTRIBUTIONS . Each Participating Company shall make a Matching After-Tax Contribution to the Plan on behalf of each Participant who is employed by such Participating Company in the amount of 100 percent of the After-Tax Contributions made by the Participant, for the Plan Year, but only to the extent that such After-Tax Contributions do not exceed six percent of the Participant's Compensation for such Plan Year. Matching After-Tax Contributions shall be contributed in cash; provided, that the Corporation, in its discretion, may contribute Matching After-Tax Contributions to be invested in the Harris Stock Fund in shares of common stock of the Corporation, which may be contributed at a discount from fair market value. The portion of any Matching After-Tax Contribution made on behalf of a Participant for a Plan Year that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for the purpose of determining whether the Matching After-Tax Contributions made on behalf of the Participant exceed six percent of the Participant's Compensation for such Plan Year.

Contributions and Allocations


         3.7 ELECTIONS TO MAKE PRE-TAX AND AFTER-TAX CONTRIBUTIONS.

             (a) WRITTEN ELECTIONS. A Participant's initial election to reduce his Compensation and have Pre-Tax Contributions and/or After-Tax Contributions made on his behalf shall be made in writing by filing the appropriate form, which shall specify the effective date of the election. The initial election shall take effect as of the first payroll period commencing immediately after the effective date of the election or such later date as may be administratively practicable.

             (b) CHANGING ELECTIONS. A Participant may change the percentage (in increments of one percent) of future Pre-Tax Contributions and/or After-Tax Contributions made on his behalf by filing the appropriate form or by following the appropriate telephone procedures for changing elections as established by the Corporation Committee. A change may be made not more than once each payroll period. A change of election shall become effective as of the first payroll period commencing immediately after the date of the election, or such later date as may be administratively practicable.

             (c) TERMINATING ELECTIONS. A Participant may terminate his election to have Pre-Tax Contributions and/or After-Tax Contributions made on his behalf by filing the appropriate form. The termination election shall become effective as of the first payroll period commencing immediately after the date of the election, or such later date as may be administratively practicable.

             (d) CORPORATION'S DISCRETION TO LIMIT ELECTIONS. The Corporation Committee may direct that Participant elections with respect to Pre-Tax Contributions and/or After-Tax Contributions be changed in any manner the Corporation Committee, in its discretion, shall determine appropriate to preserve the qualification of the Plan under section 401(a) of the Code and as a qualified cash or deferred arrangement under section 401(k) of the Code.

Contributions and Allocations


         3.8 ROLLOVER CONTRIBUTIONS. A Participant, with the consent of the Corporation Committee or its delegate, may at any time make a rollover contribution to the Plan. Rollover contributions shall include only (a) cash funds transferred directly from a tax-qualified plan within the meaning of section 401 of the Code, and (b) cash funds distributed from a tax-qualified plan or a conduit individual retirement account that are eligible for rollover treatment and are transferred to the Plan within 60 days of the Participant's receipt thereof. A Participant may be required to establish that the transfer of amounts into a Rollover Account will not require any changes to the terms of the Plan or will not expose the Plan or Trust to adverse tax consequences.

         3.9 PARTICIPATING COMPANY'S OBLIGATION TO MAKE CONTRIBUTIONS.

             (a) CONTRIBUTIONS. Each Participating Company agrees to pay to the Trustee the contributions that are required with respect to Participants who are performing services at one of such Participating Company's Employment Units. Profit-Sharing Contributions with respect to a Fiscal Year shall be paid to the Trustee no later than the due date for filing the Participating Company's federal income tax return for such Fiscal Year, including extensions. Pre-Tax Contributions and After-Tax Contributions shall be withheld and paid by the Employment Unit, and Matching Contributions shall be paid by the Participating Company to the Trustee no later than 20 days following the last day of the calendar month in which the amounts were withheld from the Participants' Compensation, or sooner as required by Federal law.

             (b) LIMITATION. Contributions under this Article III shall not be required to the extent they exceed the deduction limitations of section 404 of the Code, in which case such contributions shall be reduced to the extent allowable and necessary in the following order: (1) Profit-Sharing Contributions; (2) Matching Contributions, and (3) Pre-Tax Contributions.

Contributions and Allocations


         3.10 TREATMENT OF FORFEITED AMOUNTS.

             (a) REDUCTION OF CONTRIBUTIONS. Forfeitures shall be allocated to Employment Units as provided in subsection (b) and used to reduce Profit-Sharing Contributions and Matching Contributions of the Participating Companies in which the Employment Units are included.

             (b) ALLOCATION OF FORFEITURES TO EMPLOYMENT UNITS. Forfeitures of Profit-Sharing Contributions and Matching Contributions shall be credited to the Employment Unit with which the Participant was last employed before the forfeiture occurred, or as otherwise determined by the Corporation Committee.

         3.11 FINALITY OF ALLOCATIONS . The Corporation Committee shall cause a written benefit statement to be given to each Participant at least annually setting forth the amount of the contributions allocated to his Accounts; provided, however, that if any such Participant is deceased, such statement shall be given to his Beneficiary. Any Participant or Beneficiary claiming that an error has been made in a benefit statement shall notify the Corporation Committee in writing within 90 days following the delivery or mailing of such statement. The Corporation Committee shall review the claim and advise the Participant or Beneficiary of its decision in writing. If no such notice of error is filed, the benefit statement shall be presumed to be correct.

                                   ARTICLE IV
                          LIMITATIONS ON CONTRIBUTIONS
                          ----------------------------


         4.1 IN GENERAL. Notwithstanding any provisions of Article III to the contrary, the contributions provided for in Article III shall be limited to the extent necessary to meet the requirements of this Article IV.

         4.2 PRE-TAX CONTRIBUTIONS.

             (a) TREATMENT OF CERTAIN CONTRIBUTIONS AS AFTER-TAX. If the Corporation Committee determines that a Participant's Pre-Tax Contributions for a calendar year have reached the dollar limit described in section 3.3(a), any additional contributions for that calendar year pursuant to the Participant's Pre-Tax Contribution election shall be deemed to be After-Tax Contributions and the Matching Contributions with respect to that amount, if any, shall be deemed to be Matching After-Tax Contributions.

             (b) RETURN OF EXCESS DEFERRALS. In the event that a Participant's Pre-Tax Contributions made to the Plan for a calendar year exceed the dollar limit described in section 3.3(a), the excess amount, as adjusted for income and loss, may, in the discretion of the Corporation Committee, be distributed to the Participant no later than April 15 of the following year in accordance with the requirements of section 402(g) of the Code and Treasury Regulation section 1.402(g)-1.

         4.3 PERCENTAGE LIMITATION ON PRE-TAX CONTRIBUTIONS.

             (a) SATISFYING THE ACTUAL DEFERRAL PERCENTAGE TEST. Subject to subsection (c), the Pre-Tax Contributions made on behalf of Participants with respect to a Plan Year shall

Limitations on Contributions


satisfy the "actual deferral percentage test" of section 401(k)(3) of the Code and Treasury Regulation section 1.401(k)-1(b)(2), the provisions of which are incorporated herein by reference.

             (b) TREATMENT OF EXCESS CONTRIBUTIONS AS AFTER-TAX. In the event it is necessary to reduce or limit the amount of any Pre-Tax Contributions made on behalf of Highly Compensated Employees to satisfy the "actual deferral percentage test", the "excess contributions", as defined herein, shall be deemed to be After-Tax Contributions and any Matching After-Tax Contributions made with respect to such excess contributions shall be deemed to be Matching After-Tax Contributions. The following rules shall apply in the case of recharacterization of "excess contributions":

             (1) Recharacterization shall occur no later than two and one-half months after the end of the Plan Year which the excess contributions arose and shall be deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which he or she would have received the amounts in cash.

             (2) The amount of any excess contributions to be recharacterized shall be reduced by the amount of any excess deferrals previously recharacterized or distributed under section 4.2 for the taxable year ending in the same Plan Year, and excess deferrals to be recharacterized or distributed under section
                  4.2 for a taxable year shall be reduced by excess contributions previously distributed or recharacterized for the Plan Year beginning in such taxable year.

Limitations on Contributions


             (3) Excess Contributions shall mean, with respect to any Plan Year, the excess of (i) the aggregate amount of employer contributions taken into account in computing the actual deferral percentage of Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such contributions permitted by the actual deferral percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the actual deferral percentages, beginning with the highest of such percentages). In the case of a Highly Compensated Employee whose actual deferral ratio is determined under the family aggregation rules, the determination of the amount of excess contributions shall be made by applying the "leveling" method described in Treasury Regulations section 1.401(k)-1(f)(2) and the excess contributions shall be allocated among the family members in proportion to the contributions of each family member.

             (4) Recharacterized excess contributions shall continue to be fully vested at all times and shall be subject to the limitations on distributions described in section 7.1 with respect to Pre-Tax Contributions.

             (5) Recharacterization of excess contributions shall conform to the requirements of Treasury Regulations section 1.401(k)-1(f)(2), which are incorporated herein by reference.


             (c) DISCOUNT ON SHARES OF COMMON STOCK NOT TREATED AS PRE-TAX CONTRIBUTION. Solely for purposes of this section 4.3, if shares of common stock of the

Limitations on Contributions


Corporation are contributed to the Plan as a Pre-Tax Contribution at a discount from fair market value, then the amount of such discount shall not be treated as a Pre-Tax Contribution but shall be treated as a Matching Contribution as described in section 4.4(c).


         4.4 PERCENTAGE LIMITATION ON AFTER-TAX AND MATCHING CONTRIBUTIONS.

             (a) SATISFYING THE ACTUAL CONTRIBUTION PERCENTAGE TEST. The After-Tax Contributions and Matching Contributions made on behalf of Participants with respect to a Plan Year shall satisfy the "actual contribution percentage test" of section 401(m)(3) of the Code and Treasury Regulation section 1.401(m)-1(b), the provisions of which are incorporated herein by reference.

             (b) REDUCTION AND FORFEITURE OF AFTER-TAX CONTRIBUTIONS AND MATCHING CONTRIBUTIONS. In the event it is necessary to reduce or limit a Participant's After-Tax Contributions and Matching Contributions to satisfy the actual contribution percentage test, the amount of such contributions, as adjusted for income and losses, on behalf of Highly Compensated Employees shall be reduced in accordance with Treasury Regulation section 1.401(m)-1(e)(2), the provisions of which are incorporated herein by reference. The reduction or limitation shall be applied as follows:

                 (1) first, to After-Tax Contributions in excess of six
                     percent of Compensation, and then

                 (2) to remaining After-Tax-Contributions and Matching After-Tax Contributions attributable thereto.

Limitations on Contributions


The amount by which a Participants After-Tax Contributions and vested Matching Contributions are reduced shall be returned to the Highly Compensated Employees. The amount by which a Participant's invested Matching Contributions are reduced shall be forfeited and used to reduce contributions in accordance with section 3.10.

                  (c) DISCOUNT ON SHARES OF COMMON STOCK TREATED AS MATCHING CONTRIBUTION. Solely for purposes of this section 4.4, if shares of common stock of the Corporation are contributed to the Plan at a discount from fair market value as a Pre-Tax Contribution, then the amount of such discount shall be treated as a Matching Contribution.

         4.5 MULTI-USE OF ALTERNATIVE LIMITATIONS. Multiple use of the alternative limitations of sections 401(k)(3)(A)(iii)(II) and 401(m)(A)(ii) of the Code shall be restricted in accordance with Treasury Regulation section 1.401(m)-2, the provisions of which are incorporated herein by reference.

         4.6 LIMITATIONS ON ANNUAL ADDITIONS

             (a) THE DEFINED CONTRIBUTION LIMIT. The "annual addition," as defined herein, for any Plan Year to a Participant's account in all defined contribution plans maintained by each Participating Company or Related Company shall not exceed the lesser of (1) 25 percent of the Participant's Compensation for the Plan Year, and (2) $30,000 (as adjusted in accordance with section 415(d) of the Code). The term "annual additions" means the sum of all contributions and forfeitures allocated to a Participant's accounts (other than a rollover account).

             (b) THE COMBINED LIMIT. If the Participant also has participated in a defined benefit plan maintained by a Participating Company or Related Company, then the limitations of section 415(e) of the Code shall apply. If such limitations are exceeded, then the benefits under

Limitations on Contributions


any defined plan maintained by the Participating Company or Related Company shall be reduced before the annual additions to the Plan are reduced.

             (c) REDUCTION OF CONTRIBUTIONS. If the Corporation Committee determines at any time that the annual addition to any Participant's Accounts exceeds such limitation for any Plan Year, then the contributions on behalf of the Participant shall be reduced, to the extent necessary, in the following order:

                 (1) Pre-Tax Contributions in excess of six percent of the Participant's Compensation;

                 (2) Remaining Pre-Tax Contributions and Matching Pre-Tax Contributions attributable thereto on a pro rata basis;

                 (3)  Profit-Sharing Contributions;

                 (4) After-Tax Contributions in excess of six percent of the Participant's Compensation;

                 (5) Remaining After-Tax Contributions and Matching After-Tax Contributions attributable thereto on a pro rata basis.



         After-Tax Contributions, Pre-Tax Contributions and Profit-Sharing Contributions, each as adjusted for gains, shall be returned to the Participant. Matching Contributions, as adjusted for gains, to the extent allowable shall be held in a suspense account and allocated to the accounts of such Participant in the next Plan Year; provided that if the Participant is not covered by the Plan in the next Plan Year, the amount shall be allocated to the remaining Participants in the Plan who are employed by the Employment Unit that employed the Participant.

Limitations on Contributions


                  (d) LIMITS ON LIMITS. The limits stated on this Article IV shall apply only to the extent required under the Code. Except as otherwise specifically provided in this section 4.6, all of the requirements of section 415 of the Code, and limitations thereon, including the transitional rules and grandfather rules, are incorporated herein by reference.

                                    ARTICLE V
                             VESTING AND FORFEITURES
                             -----------------------

         5.1 IN GENERAL. A Participant shall have a fully vested interest at all times in his Pre-Tax Account, After-Tax Account, Harris Stock Pre-Tax Account, Harris Stock After-Tax Account and Savings Account (other than the portion of such accounts attributable to matching contributions) .and Rollover Account.

         5.2 VESTING ON RETIREMENT, DEATH OR DISABILITY. A Participant shall have a fully vested interest in his Profit Sharing Account, Matching Pre-Tax Account, Matching After-Tax Account, Harris Stock Matching Account, and portion of his Savings Account attributable to matching contributions, on termination of his employment by any Related Company in the event of the Participant's:

             (a) retirement on or after Early Retirement Age;

             (b) retirement on after the effective date of the Participant's
                 Disability; or

             (c) death.

         5.3 VESTING ON OTHER TERMINATION OF EMPLOYMENT.

             (a) VESTING SCHEDULE. A Participant who terminates employment other than on the occurrence of one of the events described in section 5.2 shall have a vested interest in his Profit-Sharing Account, Matching Pre-Tax Account, Matching After-Tax Account, Harris Stock Matching Account, and the portion of his Savings Account attributable to matching contributions in accordance with the following schedule:

                  Period of Service               Vested Percentage
                  -----------------               -----------------

                  Less than 3 years                              0%
                  3 years but less than 4 years                 30%
                  4 years but less than 5 years                 40%
                  5 years but less than 6 years                 60%
                  6 years but less than 7 years                 80%
                  7 years or more                              100%

Vesting and Forfeitures


             (b) COMPUTING A PARTICIPANT'S PERIOD OF SERVICE. All Periods of Service shall be taken into account for purposes of subsection (a). In addition, any prior Period of Service or Period of Severance shall be taken into account in determining a Participant's Period of Service for purposes of subsection (a) as provided in sections 2.3(a) and 2.3(b).

             (c) VESTING ON SALE OF BUSINESS. In the event of the sale or disposition of a business or a sale of substantially all of the assets of a trade or business, the Corporation may, in its discretion, provide for accelerated vesting with respect to those Participants affected by the sale.

         5.4 EFFECT OF IN-SERVICE WITHDRAWALS ON A PARTICIPANT'S VESTED PERCENTAGE.

         If a Participant receives a withdrawal under Article IX or a distribution under Article VII from his Profit-Sharing Account at a time when the Participant has less than a fully vested interest in that account, the dollar amount of his vested interest in his Profit-Sharing Account (X) shall be determined at any subsequent time by the following formula:

                                X = P(AB + D) - D

For the purpose of applying the formula, P is the percentage of the Participant's interest in his Profit-Sharing Account that is vested at the time the determination is made, AB is the balance credited to the Profit-Sharing Account at the time the determination is made, and D is the amount of the withdrawal.

         5.5 FORFEITURES.

             (a) TIMING OF FORFEITURE. A Participant who terminates employment with less than a fully vested interest in his Accounts shall forfeit the nonvested interest on the earliest of:

Vesting and Forfeitures


                  (1) the date on which the Participant receives a lump sum distribution of all or a portion of the vested interest in such Accounts, provided that such distribution is made no later than the close of the second Plan Year following the year in which the Participant terminates employment;

                  (2) the date on which the Participant incurs five consecutive one-year Periods of Severance; and

                  (3)  the earliest date allowable under the Code.

             (b) EFFECT OF PARTIAL DISTRIBUTION ON A PARTICIPANT'S VESTED PERCENTAGE. If the Participant elects to receive a lump sum distribution of less than the full amount of his vested interest, the part of his nonvested interest that shall be forfeited under subsection (a)(1) is the total nonvested interest multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the total value of his vested interest in his Accounts other than his After-Tax Account, Harris Stock After-Tax Account and Rollover Account.

             (c) EFFECT OF REEMPLOYMENT ON FORFEITURE. If a Participant incurs a forfeiture under subsection (a)(1) and subsequently returns to employment with a Participating Company and becomes a Participant in the Plan before incurring five consecutive one-year Periods of Severance, then the forfeited amount shall be restored by the Employment Unit of the Participating Company with which the Participant is reemployed.

                                   ARTICLE VI
                            ACCOUNTS AND INVESTMENTS
                            ------------------------

         6.1 ESTABLISHMENT OF ACCOUNTS. The Committee shall establish and maintain for each Participant the following Accounts showing the Participant's interest under the Plan:

             (a)  Profit-Sharing Account, which shall consist of

                  (1) a Basic Account to reflect the portion of Profit-Sharing Contributions allocable to the Participant's Compensation, and

                  (2) a Supplemental Account to reflect the portion of Profit-Sharing Contributions allocable to the Participant's Excess Compensation;

             (b) Pre-Tax Account to reflect Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

             (c) After-Tax Account to reflect After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

             (d) Matching Pre-Tax Account to reflect Matching Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

             (e) Matching After-Tax Account to reflect Matching After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

             (f) Savings Account to reflect the Savings Contributions under the Plan as in effect prior to July 1, 1990;

             (g) Harris Stock Pre-Tax Account to reflect the portion of the Pre-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund;

Accounts and Investments


             (h) Harris Stock After-Tax Account to reflect the portion of the After-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund;

             (i) Harris Stock Matching Account to reflect the portion of the Matching Pre-Tax Contributions and Matching After-Tax Contributions made on the Participant's behalf and invested in the Harris Stock Fund; and

             (j) Rollover Account to reflect the Participant's Rollover Contributions.

         6.2 INVESTMENT OF ACCOUNTS. Subject to section 6.4, each Participant shall have the right to direct the investment of his Accounts and future contributions to his Accounts among the Investment Funds in accordance with the following procedures and such other procedures provided in the documents pertaining to each Investment Fund;

             (a) ELECTION PROCEDURES. Each election shall be made in accordance with the rules and procedures established by the Corporation Committee in its absolute discretion.

             (b) ELECTIONS IN 1% INCREMENTS FOR CURRENT BALANCES. A Participant's election with respect to his current Account balances shall be made in increments of one percent (or such larger percentage as determined by the Corporation Committee) of the Account balances;

             (c) ELECTIONS IN 1% INCREMENTS FOR FUTURE CONTRIBUTIONS. A Participant's election with respect to future contributions shall be made in increments of one percent (or such larger percentage as determined by the Corporation Committee) of the contribution (after the contribution is reduced by any dollar amount directed into the Harris Stock Fund), provided that the combined Pre-Tax Contributions and After-Tax Contributions invested in the Harris Stock Fund shall equal no more than one percent (or such larger percentage as determined by the Corporation Committee) of Compensation as

Accounts and Investments


provided under section 6.4(a). To the extent Pre-Tax Contributions and After-Tax Contributions are invested in the Harris Stock Fund, the Matching Contributions attributable thereto also shall be invested in the Harris Stock Fund;

             (d) CHANGING ELECTIONS. A Participant may change an investment election at any time, provided that such change shall become effective on the next succeeding Valuation Date. To be effective on the next succeeding Valuation Date, an election must be made on or before the deadline established by the Corporation Committee. If more than one election change is made on or before the applicable deadline, the most recent election change shall be given effect.

             (e) ELECTIONS APPLY TO ALL ACCOUNTS. Each of the Participant's Accounts shall be invested among the Investment Funds in the same manner, such that each election by a Participant with respect to the Investment Funds shall apply to all of his Accounts in the same proportion.

             (f) INVESTMENT IN BALANCED FUND ABSENT ELECTION. A Participant's Accounts and contributions made on behalf of the Participant shall be invested in the Balanced Fund until the Participant makes a valid investment election pursuant to this section 6.2 and any other procedures established by the Corporation Committee.

         6.3 ALLOCATION OF EARNINGS AND LOSSES . In determining a Participant's share of the earnings or losses of each of the Investment Funds as of any Valuation Date, the total earnings or losses of the particular Investment Fund since the immediately preceding Valuation Date, net of expenses allocable to such fund, shall be allocated among the Participants' Accounts invested in the fund on such Valuation Date based on the ratio of each Participant's Accounts to the aggregate of the Accounts of all Participants, before taking into account any contributions that are required to be but are not yet made as of the Valuation Date and before taking into account any distributions, withdrawals or loans to

Accounts and Investments


Participants made as of the Valuation Date. Contributions to an Account are not credited with earnings for the Valuation Date on which the contributions are credited to the Account.

         6.4 SPECIAL RULES CONCERNING HARRIS STOCK FUND. Notwithstanding any provision of section 6.2 to the contrary, the rules set forth in this section shall apply to investments in the Harris Stock Fund.

             (a) AVAILABILITY. Only Pre-Tax Contributions, After-Tax Contributions and Matching Contributions made with respect to Compensation earned on or after October 1, 1993 may be invested in the Harris Stock Fund. For any Plan Year, the combined Pre-Tax Contributions and After-Tax Contributions invested in the Fund on behalf of a Participant in each Plan Year shall equal no more than one percent (or such larger percentage as determined by the Corporation Committee) of the Participant's Compensation for such Plan Year. The portion of any Pre-Tax Contribution or After-Tax Contribution that is attributable to a discount from fair market value on shares of common stock of the Corporation shall be disregarded for purposes of the immediately preceding sentence. An election to invest in the Harris Stock Fund shall take effect as soon as administratively feasible after the election is received.

             (b) RESTRICTIONS ON TRANSFERS. A Participant may not transfer amounts from other Investment Funds to the Harris Stock Fund. Any contributions invested in the Harris Stock Fund must remain in the fund for a minimum of 36 months provided that amounts invested in the Harris Stock Fund may be distributed to the Participant before the expiration of the 36-month period, if the Participant is otherwise entitled to a distribution under the Plan.

             (c) DIVIDENDS. A Participant's allocable share of cash dividends (and other cash earnings) credited to the Harris Stock Fund will be reinvested in the Harris

Accounts and Investments


Stock Fund unless the Participant elects with respect to the dividends credited to his Account during a calendar quarter to invest such cash dividends (and other cash earnings) among the Investment Funds other than the Harris Stock Fund in increments of one percent (or such larger percentage as determined by the Corporation Committee) of the amount of the dividends (and other earnings). Only cash dividends (and earnings) that have been credited to the Participant's Accounts for at least one month are subject to the Participant's investment election under this section 6.4(c). Each election shall be completed in accordance with rules and procedures as established by the Corporation Committee pursuant to section 6.2. Dividends paid in the form of stock shall be retained in a Participant's Account until liquidated, in the sole discretion of the Trustee. Such liquidated dividends shall be considered cash earnings subject to investment elections in accordance with this section 6.4(c).

             (d) CONTRIBUTIONS. The normal form of contributions for amounts invested in the Harris Stock Fund shall be in cash; provided, however, that the Corporation, in its discretion, may make the contribution in common stock of the Corporation, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase common stock of the Corporation on the open market, and to give effect to the discount, if any, established from time to time by allocating shares to each Participant's Account in addition to the number of shares that would have been allocated to the Participant's Account if the discount had not been established.

             (e) DISTRIBUTIONS. Distributions from the Harris Stock Fund shall be in the form of cash or shares of Harris Stock at the election of the Participant. Fractional shares and distributions of a DE MINIMIS amount as determined by the Corporation Committee shall be paid in cash.

Accounts and Investments


                  (f) VOTING. Participants may submit non-binding proxies to the Trustee, which will vote the shares in the Harris Stock Fund in the exercise of its sole discretion.

                                   ARTICLE VII
                                  DISTRIBUTIONS
                                  -------------

         7.1 IN GENERAL. A Participant shall be entitled to receive a distribution of the vested interest in his Accounts on the earlier of the Participant's (i) termination of employment and (ii) attainment of age 59 1/2, except that his Pre-Tax Contributions and Matching Pre-Tax Contributions are distributable only as allowed under section 401(k) of the Code. Distributions shall be made upon the sale or disposition of the stock in a subsidiary, or the sale or disposition of substantially all the assets of a trade or business, as provided under the corporate documents effecting the sale or disposition and in accordance with section 401(k)(10) of the Code. A termination of employment shall not be deemed to occur for purposes of this section 7.1 and section 7.2 until the Participant is no longer employed by a Related Company. A Participant may elect, in accordance with procedures established by the Corporation Committee, to receive the sum of the balances of his Accounts, if any, that are invested in the Harris Stock Fund either in (a) cash, or (b) in shares of common stock of the Corporation; PROVIDED, however, that distributions of fractional shares and de minimis amounts (as determined by the Corporation Committee) shall be made in cash. If a Participant has elected to receive a distribution of the balances of his Accounts that are invested in the Harris Stock Fund in shares of common stock of the Corporation, then such distribution shall, in the discretion of the Corporation Committee, either be made in certificated form or credited to an account established for the Participant under a plan maintained by a Related Company.

         7.2 SMALL BENEFIT CASH-OUT. Except as provided in section 7.5, in any case in which a Participant's vested interest in his Accounts does not (and did not at the time of any prior distributions) exceed $3,500 (or such larger amount as may be permitted by law), the vested

Distributions


interest shall be paid to the Participant in a lump sum as soon as reasonably practicable upon termination of employment.

         7.3 FORM OF PAYMENT.

             (a) OPTIONS. In any case in which a Participant's vested interest in his Accounts exceeds the amount provided in section 7.2, the Participant (or in the event of death, his Beneficiary) entitled to receive a distribution may elect at any time to receive payment in:

                 (1) an amount not greater then the balance of the Participant's Account provided, however, that only one such payment may be made in any single month;

                 (2) substantially equal periodic installment payments, payable not less frequently than annually and not more frequently than monthly, over a period of time to be elected by the Participant;

                 (3)      a combination of (1) and (2); or

                 (4)      a direct rollover pursuant to section 7.5.

         (b) CHANGES ALLOWED. A Participant (or, in the event of death, his Beneficiary) may change his election with respect to the form of payment at any time before or after distribution of benefits commences, subject to the provisions of section 7.9.

             (c) EFFECT OF FAILURE TO SPECIFY AN OPTION. If a Participant fails to file an election under this section 7.3., then his benefits shall be paid in accordance with section 7.4.

         7.4 TIME OF PAYMENT . On termination of employment, a Participant, other than one described in section 7.2, may elect that payment of benefits begin immediately or at any other time permitted under the Plan. If a Participant fails to file an election under this section

Distributions


7.4 and payment of benefits has not already commenced, payment of his benefits shall commence in accordance with the provisions of section 7.9.

         7.5 DIRECT ROLLOVER.

             (a) A Participant or "distributee" may elect at any time to have any portion of an "eligible rollover distribution" paid in a direct rollover to the trustee or custodian of an "eligible retirement plan" specified by the Participant or distributee, whichever is applicable. Payment of a direct rollover in the form of a check payable to the trustee or custodian of an eligible retirement plan, for the benefit of the Participant or distributee, may be mailed to the Participant or distributee.

         (b) For purposes of this section 7.5, the following terms shall have the following meanings:

             (1) "distributee" means a surviving spouse or a spouse or former spouse who is an alternate payee under a qualified domestic relations order defined in section 414(p) of the Code.

             (2) "eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts an eligible rollover distribution.

             (3) "eligible rollover distribution" means any distribution of all or a portion of the Participant's Accounts, other than the portion of his After-Tax Account and Harris Stock After-Tax Account attributable to After-Tax Contributions, but does not include a distribution (i) in installments over a period of ten years or more or over a period

Distributions


                    described in section 7.9(c), or (ii) to the extent the distribution is required under section 401(a)(9) of the Code.

         7.6 PAYMENTS ON DEATH . If a Participant dies before he has received the full amount of the vested interest in his Accounts, the unpaid amount shall be paid to his Beneficiary. If the unpaid amount does not exceed $3,500 (or such larger amount as permitted under section 7.2), it shall be paid to the Beneficiary as soon as reasonably practicable upon the Participant's death. If the unpaid amount exceeds $3,500 (or such larger amount as may be permitted under section 7.2), it shall be paid to the Beneficiary as provided in sections 7.3, 7.4 and, if the Beneficiary is the spouse, section 7.5; provided that, if the Beneficiary fails to file an election, the unpaid amount shall be paid in a lump sum as soon as reasonably practicable after the fifth anniversary of the Participant's death.

         7.7 BENEFIT AMOUNT AND WITHHOLDING.

             (a) VESTED AMOUNT AND ADJUSTMENTS. For purposes of this Article VII, a Participant's vested interest in his Accounts shall be determined as of the Valuation Date coinciding with or immediately following the date of the event giving rise to the distribution, plus any Profit-Sharing Contribution to which the Participant may be entitled under section 3.2 that has not yet been credited to the Participant's Profit-Sharing Account. Any unpaid amount in the Participant's Accounts shall continue to be adjusted for earnings and losses as provided in section 6.3 until it is distributed.

             (b) WITHHOLDING. The amount of any distribution shall be reduced to the extent necessary to comply with Federal, state and local income tax withholding requirements.

         7.8 ORDER OF DISTRIBUTIONS . Any distribution under this Plan shall be charged against the Participant's Accounts pursuant to administrative procedures designed to maximize the tax benefits to the Participant by distributing to him first his After-Tax Contributions to the extent permitted by law.

Distributions


         7.9 STATUTORY REQUIREMENTS . Notwithstanding any other provisions of the Plan to the contrary, the following rules shall apply to all payments under the Plan:

             (a) LATEST COMMENCEMENT DATE. Unless the Participant files a written election to defer payment of benefits, benefits payments with respect to any Participant shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following occurs:

             (1)    the date on which the Participant attains Normal Retirement
                    Age;

             (2) the 10th anniversary of the date on which the Participant commenced participation in the Plan; and

             (3)    the date on which the Participant terminated employment.

         Failure to file an election under section 7.4 for payment of benefits to commence shall be deemed to be a written election to defer payment of benefits under this subsection (a).

             (b) REQUIRED BEGINNING DATE. Notwithstanding subsection (a) above, payment of benefits to a Participant shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

             (c) MAXIMUM DURATION OF DISTRIBUTIONS. Payment of a Participant's benefit shall be made over a period not to exceed one of the following periods:

                 (1)   the life of the Participant;

                 (2) the life of the Participant and the Participant's Beneficiary;

                 (3) a period certain not extending beyond the life expectancy of the Participant; or

                 (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his Beneficiary.

         The amount to be distributed each year must be at least equal to the quotient obtained by dividing the Participant's benefit by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his Beneficiary. Life expectancy and joint and

Distributions


last survivor expectancy shall be computed by the use of the return multiples contained in Treasury Regulation section 1.72-9. For purposes of this computation, a Participant's and a spouse's life expectancy may be recalculated annually; however, the life expectancy of a Beneficiary, other than the Participant's spouse, may not be recalculated. If the Participant's spouse is not the Beneficiary, the method of distribution selected must ensure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

             (d) DISTRIBUTION AFTER THE PARTICIPANT'S DEATH. In the event a Participant who is receiving benefits dies, the remaining balance of his benefits shall be distributed at least as rapidly as under the method of distribution elected by the Participant. If a Participant dies before distribution of benefits commences, the Participant's entire interest will be distributed no later than five years after the Participant's death, except to the extent that an election is made to receive distributions in accordance with
(1) or (2) below:

             (1) if any portion of the Participant's benefit is payable to a Beneficiary, installment distributions may be made over the life or life expectancy of the Beneficiary, provided that the installments commence no later than one year after the Participant's death, and

             (2) if the Beneficiary is the Participant's spouse, the commencement of distributions may be delayed until the date on which the Participant would have attained age 70 1/2. If the spouse dies before payments begin, subsequent distribution shall be made as if the spouse had been the Participant.

         For purposes of the foregoing, payments may be calculated by use of the return multiples specified in Treasury Regulation section 1.72-9. The life expectancy of a spouse or other Beneficiary shall be calculated at the time payment first commences without subsequent recalculation. Any amount paid to a child of the Participant shall be treated as if it had been

Distributions


paid to the surviving spouse if the amount becomes payable to the spouse when the child reaches the age of majority.

                  (e) LIMIT ON LIMITS. All distributions under this section 7.9 shall be determined and made in accordance with section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of proposed Treasury Regulation section 1.401(a)(9)-2, the provisions of which are incorporated herein by reference.

         7.10 DESIGNATING BENEFICIARIES.

             (a) WRITTEN DESIGNATION. Each Participant may designate, in the manner prescribed by the Corporation Committee, a Beneficiary or Beneficiaries to receive any benefits payable as a result of the death of the Participant. This designation may be changed by the Participant at any time by giving notice to the Corporation Committee in accordance with rules and procedures established by the Corporation Committee. Any designation of a Beneficiary other than the Participant's spouse must be consented to by the spouse in writing (or other method permitted by the Internal Revenue Service) and witnessed by a notary public (or a representative of the Plan prior to October 1, 1993). Any consent required under this section 7.10 shall be valid only with respect to the spouse who signed it. Spousal consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such consent may not be obtained because (a) there is no spouse; (b) the spouse cannot be located, or (c) there exists such other circumstances as the Secretary of the Treasury may prescribe as excusing the requirement for such consent. A Participant may revoke any prior election without obtaining the consent of the spouse to such revocation. In the absence of a new election that meets the requirements of this section 7.10, the Participant's surviving spouse shall be the Beneficiary.

             (b) DEATH PRIOR TO DESIGNATING BENEFICIARY OR DEATH AFTER DESIGNATED BENEFICIARY'S DEATH. In the event the Participant dies with no beneficiary designation on file or after the death of a designated Beneficiary, the Participant's Beneficiary with respect to the

Distributions


portion of the benefits for which no Beneficiary has been designated shall be the Participant's surviving spouse, if any, and if there is no surviving spouse, the Participant's estate.

                  (c) SUCCESSOR BENEFICIARIES. A Beneficiary who has been designated in accordance with section 7.10(a) may name a successor beneficiary or beneficiaries in accordance with procedures established by the Corporation Committee. If the designated Beneficiary dies after the Participant and before the entire amount of the Participant's benefit under the Plan in which the designated Beneficiary has an interest has been distributed, then any remaining amount shall be distributed, as soon as practicable after the death of such designated Beneficiary, in the form of a single sum payment to the successor beneficiary or if there is no such successor beneficiary, to the Beneficiary's estate.

         7.11 PAYMENT OF GROUP INSURANCE PREMIUMS. If a retired Participant is eligible to be included in any contributory group insurance program maintained or sponsored by an Employment Unit, a retired Participant who is receiving benefits under the Plan in installments and who elects to be covered under such contributory group insurance program may direct that a specified portion of the installment payments be withheld and paid by the Trustee on his behalf to the Employment Unit as his contribution under such group insurance program. Such direction by a retired Participant shall be in writing on a form prescribed by the Corporation Committee. Any such direction may be revoked by the retired Participant not less than 15 days prior to the effective date of such revocation. Any withholding and payment of insurance costs on behalf of a retired Participant shall be made in accordance with Treasury Regulation section 1.401(a)-13.

         7.12 INABILITY TO LOCATE PARTICIPANT. If, at any time after a Participant's benefit becomes payable, a check or other instrument in payment of such benefit is returned unclaimed or the Corporation Committee is otherwise unable to locate the individual to whom a payment is due, then all payments to such individual shall be discontinued. If, after

Distributions


exercising reasonable diligence, the Corporation Committee is unable to locate such individual, the portion of the Participant's benefit payable to such individual shall be forfeited and applied to reduce the administrative expenses of the Plan; PROVIDED, that if such individual subsequently makes a claim for benefits then the forfeited amount shall be reinstated to the extent required by law by the Participating Company that last employed the Participant.

                                  ARTICLE VIII
                                      LOANS
                                      -----

         8.1 IN GENERAL. Each "party in interest," as defined in section 3(14) of ERISA, with respect to the Plan for whom a Pre-Tax Account, After-Tax Account and/or Rollover Account is maintained may request that a loan be made to him from his Pre-Tax Account, After-Tax Account and/or Rollover Account by filing an appropriate application, pursuant to procedures adopted by the Corporation Committee. All loan requests shall be approved on a reasonably equivalent basis (within the meaning of section 4975(d)(1)(A) of the Code and section 408(b)(1)(A) of ERISA), subject to the conditions set forth in this Article VIII.

         8.2 LOAN ADMINISTRATION . The Corporation Committee shall be responsible for administering the loan program, but may delegate the operation of the program to the Plan's record-keeper. The procedures for applying for a loan and the basis on which loans will be approved or denied shall be described in the summary plan description for the Plan or in other documents prepared by or at the direction of the Corporation for this purpose and such additional documents are hereby incorporated by reference to the extent required by the Department of Labor.

         8.3 TERMS AND CONDITIONS OF LOANS . The terms and conditions of each loan shall be set forth in the agreement evidencing the loan and shall include, but not be limited to, the following:

             (a) MAXIMUM AMOUNT. The principal amount of a loan made under this Plan to any individual together with the outstanding principal amount of any other loan made to such individual under any other qualified plan under section 401(a) of the Code maintained by a Related Company shall not exceed the least of

                 (1) 50 percent of the individual's vested interest in his Accounts

Loans

                 (2) $50,000 reduced by the highest outstanding balance of any previous loans from the Plan and any other plans of a Related Company during the one-year period ending immediately before the date on which the current loan is made, and

                 (3) such amount that repayment of principal plus interest does not exceed 25 percent of the individual's gross pay.

             (b) MINIMUM AMOUNT. The minimum loan amount shall be $500 and all loan amounts shall be in increments of $100.

             (c) PERIOD. No loan shall be made for a period less than 12 months or longer than four and one-half years or such other periods as may be established from time to time under the Corporation Committee's written loan procedures.

             (d) SECURITY. A loan shall be secured by the Participant's Accounts up to the amount of the outstanding balance of the loan.

             (e) NUMBER OF LOANS. Two loans shall be available under the Plan to a Participant at any time, but no third loan shall be made to an individual within 30 days following the repayment in full of a prior loan, or such other time period as may be provided from time to time under Plan procedures.

             (f) PARTICIPANT COVERS LOAN EXPENSES. Any loan made under the Plan shall be subject to such other terms and conditions as the Corporation Committee shall deem necessary or appropriate, including the condition that the individual applying for the loan reimburse the Plan for any state documentary stamps and other taxes, and any other reasonable expenses specified by the Corporation Committee, which the Plan incurs to extend, make and service the loan.

             (g) HOW TO APPLY. A loan may be initiated by following the appropriate telephonic or other procedures established by the record-keeper, as the delegate of the Corporation Committee.

Loans

         8.4 INTEREST RATE. The interest rate for a loan made under this Plan shall be fixed for the term of each loan, and shall be set as determined by the Corporation Committee on a quarterly basis at a rate which it deems reasonable at the time for a fully secured loan and which is consistent with applicable Department of Labor regulations.


         8.5 REPAYMENT AND DEFAULT.

             (a) PAYMENTS. A loan made under the Plan shall require that repayment be made in substantially level installments through payroll withholding while the individual is an Employee and through such other means (not less frequently than quarterly) as the Corporation Committee deems appropriate for an individual who is not an Employee. Nevertheless, any individual who terminates employment for any reason other than retirement, discharge or Layoff must repay all of the outstanding principal balance of his loan, plus interest due, within 90 days of the date of termination.

             (b) PREPAYMENT. An individual may repay, at any time, all of the outstanding principal balance of his loan, plus interest due, without penalty.

             (c) CREDITING PAYMENTS. Principal and interest payments shall be credited to the Participant's Pre-Tax Account, After-Tax Account and/or Rollover Account and shall be invested in the same manner as Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions.

             (d) DEFAULT. The events of default shall be set forth in the agreement evidencing the loan. Such events shall include, but not be limited to, the following:

                 (1) an individual terminates employment as an Employee for any reason and does not make payments when due, subject to a 90-day grace period;

                 (2) the Trustee concludes that the individual no longer is a good credit risk;

Loans


                 (3) to the extent permissible under federal law, the individual's obligation to repay the loan has been discharged through bankruptcy or any other legal process of action which did not actually result in payment in full; and

                 (4) the individual does not make payments then due, subject to the applicable 90 day grace period.

             (e) EFFECT OF DEFAULT. Upon the existence or occurrence of an event of default, the loan may become due and payable in full and, if such loan is not actually repaid in full, shall be canceled on the books and records of the Plan and the amount otherwise distributable to such individual shall be reduced, as of the date his Accounts otherwise become distributable, by the principal amount of the loan then due plus any accrued but unpaid interest. Such principal and interest shall be determined without regard to whether the loan had been discharged through bankruptcy or any other legal process or action which did not actually result in payment in full; however, interest shall continue to accrue on such loan only to the extent permitted under applicable law. Cancellation of the amount distributable to an individual under this subsection (e) shall not occur until a distributable event occurs under the Plan. In the event a default occurs before a distributable event occurs, the Corporation Committee shall take such other steps to cure the default as it deems appropriate under the circumstances to preserve Plan assets.

         8.6 MECHANICS. A loan to an individual under this Plan shall be made from his Pre-Tax Account, After-Tax Account and Rollover Account, and the loan shall be an asset of the respective accounts. For investment purposes, the principal amount of the loan shall be deducted from the Participant's Investment Funds other than the Harris Stock Fund in proportion to their value in his Accounts as of the Valuation Date immediately preceding the loan.

Loans


         8.7 SPECIAL POWERS . The Corporation Committee shall have the power to take such action as it deems necessary or appropriate to stop the benefit payments to or on behalf of an individual who fails to repay a loan (without regard to whether the obligation to repay the loan had been discharged through bankruptcy or other legal process or action) until his Pre-Tax Account, After-Tax Account and/or Rollover Account has been reduced by the principal due (without regard to such discharge) on such loan or to distribute the note which evidences such loan in full satisfaction of any interest in the Pre-Tax Account, After-Tax Account, and/or Rollover Account which is attributable to the unpaid balance of such loan.

                                   ARTICLE IX
                             IN-SERVICE WITHDRAWALS
                             ----------------------

         9.1 WITHDRAWALS FROM SAVINGS ACCOUNT AND AFTER-TAX ACCOUNT.

             (a) AVAILABILITY. Subject to sections 9.3 and 9.4, a Participant may elect to withdraw from the Plan at any time in a single sum an amount not greater than the balances of his Savings Account and After-Tax Account in the time and manner prescribed by the Corporation Committee. The amount withdrawn shall be debited first to his Savings Account and then to his After-Tax Account.

             (b) LIMITATIONS. A Participant may make a withdrawal under this section 9.1 no more than once in any calendar quarter. A Participant's election to make After-Tax Contributions shall be suspended, and no After-Tax Contributions or Matching After-Tax Contributions shall be credited to the Participant's Account, for a period of three months after the date of a Participant's withdrawal from his After-Tax Account. The Participant's election shall automatically be reinstated at the expiration of such three-month period, unless the Participant has filed a change of election pursuant to section 3.7.

         9.2 WITHDRAWALS FROM ROLLOVER PRE-TAX AND PROFIT SHARING ACCOUNTS.

             (a) AVAILABILITY. Subject to sections 9.3 and 9.4, a Participant who has taken all available loans under Article VIII hereof and who has exhausted his right to withdrawals under section 9.1 may elect, if he has an immediate and heavy financial need within the meaning of Treasury Regulation section 1.401(k)-1(d)(2)(iv), to withdraw in a single sum an amount not greater than (i) 100 percent of his Pre-Tax Contributions, (ii) the entire balance of his Rollover Account, and (iii) the vested balance of his Profit Sharing Account, in the time and manner prescribed by the Corporation Committee. A Participant

In-Service Withdrawals


shall be deemed to have an immediate and heavy financial need if the withdrawal is requested for any of the following reasons:

                  (1) to pay expenses for medical care previously incurred by the Participant, his spouse or any of his dependents or necessary for these persons to obtain medical care;

                  (2) to purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) to pay for tuition and related education fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents;

                  (4) to prevent the eviction of the Participant from his principal residence or a foreclosure on the mortgage of the Participant's principal residence; or

                  (5) the occurrence of any other event determined by the Commissioner of Internal Revenue pursuant to Treasury Regulation section 1.401(k)-1(d)(2)(iv).

         A withdrawal to satisfy an immediate and heavy financial need of the Participant may be made only if:

                  (i) the withdrawal is not in excess of the amount required to meet the financial need of the Participant, including taxes and additions to tax applicable to such withdrawal, and

                  (ii) the Participant has obtained all other distributions, withdrawals, and all nontaxable loans currently available under the Plan and any other plans maintained by a Related Company.

The Participant shall be required (i) to certify to the Corporation Committee in the manner prescribed by the Corporation Committee both the reason for the financial need and that such need cannot be satisfied from sources other than a withdrawal from the Participant's Accounts,

In-Service Withdrawals


and (ii) to submit any additional supporting documentation as may be requested by the Corporation Committee.

             (b) ORDER OF WITHDRAWALS. Withdrawals under this section 9.2 shall be withdrawn from a Participant's Accounts in the following order: (i) from the Participant's Rollover Account, if any; (ii) to the extent that the balance of the Participant's Rollover Account is not sufficient to satisfy the amount of the requested withdrawal, from the Participant's Pre-Tax Contributions; and
(iii) to the extent that the Participant's Rollover Account and Pre-Tax Contributions are not sufficient to satisfy the amount of the requested withdrawal, from the vested balance of the Participant's Profit Sharing Account.

             (c) LIMITATIONS. A Participant may take a withdrawal under this section 9.2 no more than once in any six-month period.

         9.3 CONDITIONS APPLICABLE TO ALL WITHDRAWALS . A Participant shall provide to the Corporation Committee written notice of his election to make any withdrawal permitted under this Article IX at least 30 days (or such shorter period as may be designated by the Corporation Committee) prior to the date as of which such withdrawal is to be effected. The amount available for withdrawal under this Article IX shall be reduced by the amount of any outstanding loan balance under Article VIII hereof, and no withdrawal under this Article IX shall be permitted to the extent that such withdrawal would cause the aggregate amount of such outstanding loan balance to exceed the limits described in section 8.2. The amount available for withdrawal under this Article IX is also subject to reduction in the sole discretion of the Corporation Committee to take into account the investment experience of the Trust Fund between the date of the election and the date of the withdrawal.

         9.4 REDUCTION OF INVESTMENT FUND BALANCES. The Investment Funds in which a Participant's Accounts are invested, other than the Harris Stock Fund, shall be reduced proportionately to reflect the amount of the Participant's withdrawals under this Article IX.

                                    ARTICLE X
                                 ADMINISTRATION
                                 --------------

         10.1 NAMED FIDUCIARIES. The Corporation Committee shall be the "named fiduciary" within the meaning of such term as used in ERISA; PROVIDED that to the extent a Participant, former Participant or Beneficiary directs that his Accounts be invested in the Harris Stock Fund, such Participant or Beneficiary and not the Corporation Committee shall be the "named fiduciary" with respect to such investment decisions.

         10.2 CORPORATION COMMITTEE. The Corporation shall establish a Corporation Committee to administer the Plan. The members of the Corporation Committee shall be appointed, and removed at any time, by the appropriate officers of the Corporation. A member of the Corporation Committee may resign at any time by giving written notice to the Corporation at least 15 days prior to the effective date of the resignation.

         10.3 POWERS AND DUTIES OF COMMITTEE. The Corporation Committee shall have the powers and duties conferred on it by the terms of the Plan. The Corporation Committee may establish such rules and regulations as it deems necessary to enable it to administer the Plan. The Corporation Committee shall have the discretionary authority to determine eligibility for benefits and construe the terms of the Plan.


         10.4 ACTIONS OF COMMITTEE. No formal meeting and no minutes shall be required with respect to actions taken by the Corporation Committee.

         10.5 FINALITY OF DECISIONS. All decisions and directions made by the Corporation Committee, in the discretionary exercise of its powers and duties, shall be final and binding on all parties concerned.

Administration


         10.6 IMMUNITIES OF COMMITTEE. Except as otherwise provided by law, no member of the Corporation Committee shall be liable to a Participating Company or to any Participant or Beneficiary by reason of the Corporation Committee's exercise in good faith of any power or discretion vested by such committee under the terms of the Plan.

         10.7 ADVISERS AND AGENTS. The Corporation, or the Corporation Committee, with the consent of the Corporation, may employ one or more persons to render advice with respect to any responsibility that the Corporation, or the Corporation Committee, respectively, has under the Plan. The Corporation, or the Corporation Committee, may appoint unrelated parties to carry out trustee, investment management and record-keeping responsibilities with respect to the Plan. The Corporation shall indemnify any person, including an employee of the Corporation, who is acting on behalf of the Corporation or the Corporation Committee in this capacity with respect to liability that may arise by reason of his action or failure to act concerning the Plan, excepting any willful or gross misconduct or criminal acts, to the extent required in the respective contracts governing such arrangements.

         10.8 COMMITTEE MEMBER WHO IS PARTICIPANT. A member of the Corporation Committee who also is a Participant shall have no right to vote with respect to any action that pertains solely to him as a Participant. In the event a majority of the remaining members are unable to agree as to the action to be taken with respect to the Participant, the chief executive officer of the Corporation shall appoint an impartial person to arbitrate the matter between the remaining members and to reach a decision.

         10.9 INFORMATION PROVIDED BY PARTICIPATING COMPANIES. Each Participating Company and Employment Unit shall provide the Corporation, the Corporation Committee and the Trustee with complete and timely information regarding employment data for each Employee and Participant needed by the Corporation, Corporation Committee or Trustee to administer the Plan, including, but not limited to, information concerning Compensation, date of

Administration


employment, date of termination of employment, reason for termination and any other information required by the Corporation, Corporation Committee, or Trustee.

         10.10 EXPENSES. All costs and expenses incurred in administering the Plan and the Trust, including the expenses of the Corporation Committee, investment advisory and record-keeping fees, the fees of counsel and any agents for the Company, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid by the Trustee from the Trust Fund to the extent that such expenses are not paid by the Participating Companies. The Corporation Committee, in its sole discretion, having regard for the nature of the particular expense, shall determine the portion of such expense, if any, which is to be borne by any Participating Company. A Participating Company may seek reimbursement of any expense paid by such company that the Corporation Committee determines is properly payable by the Trust Fund.

         10.11 TRUST. A trust shall be created by the execution of the Trust Agreement between the Corporation and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the Trust Agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Corporation Committee directs in accordance with the Plan.

         10.12 TRUST FUND AVAILABLE TO PAY ALL PLAN BENEFITS . The Plan is intended to be a single plan under Treasury Regulation section 1.414(l)-l(b)(1). The maintenance of Accounts as required by the terms of the Plan shall be for record-keeping purposes only. All of the Trust Fund shall be available to pay benefits to all Participants and Beneficiaries.

                                   ARTICLE XI
                AMENDMENT AND TERMINATION AND CHANGE OF CONTROL
                -----------------------------------------------

         11.1 AMENDMENT. The Corporation reserves the right to amend the Plan by action of its Board of Directors or the Retirement Plan Investment Committee thereof at any time and from time to time, subject to the following limitations:

              (a) no amendment shall be made which vests in any Participating Company any interest in any assets of the Plan other than as specifically provided in section 11.2;

              (b) no amendment shall be made which would have the effect of decreasing a Participant's "accrued benefit" as proscribed in section 411(d)(6) of the Code; and

              (c) no amendment shall have the effect of reducing a Participant's vested interest in his Accounts. If the Plan is amended to change the vesting schedule, each Participant with at least a three-year Period of Service shall have the right to elect to have his vested interest computed without regard to the amendment. Each Participant shall be permitted to make this election during the period ending 60 days after the latest of the date (1) the amendment is adopted; (2) the amendment is effective, and (3) the Participant is issued a written notice of the amendment by the Corporation or its delegate.

         11.2 TERMINATION OF PLAN. This Plan is intended to be permanent, and it is the expectation of the Corporation that it will continue indefinitely. However, the Corporation reserves the right to terminate the Plan by resolution of its Board of Directors or the appropriate committee thereof. In the case of a complete termination of the Plan, previously unallocated forfeitures shall be allocated as otherwise provided in the Plan. To the extent previously unallocated forfeitures cannot be allocated because all Participants have reached the limitations of section 415 of the Code, the unallocated amount shall revert back to the appropriate Participating Company, as provided in section 3.10.

Amendment and Termination and Change of Control


         11.3 DISCONTINUANCE OF CONTRIBUTIONS. The Corporation reserves the right to discontinue contributions to the Plan by amendment or by resolution of the Board of Directors or the appropriate committee thereof.

         11.4 VESTING ON TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. As of the date of the partial or complete termination of the Plan or upon the complete discontinuance of contributions to the Plan, each affected Participant shall become fully vested in his Accounts and no further allocations of contributions or forfeitures shall be made after such date on behalf of an affected Participant.

         11.5 DISTRIBUTION ON TERMINATION. Upon the complete termination of the Plan, the Trustee shall distribute to each affected Participant the full amount standing to the credit of his Accounts; provided that if such amount exceeds (or at the time of any prior distribution exceeded) $3,500 (or such larger amount as may be permitted by law) and the Participant is not yet age 65, such lump sum shall not be paid without his consent. If the Participant does not consent, an annuity contract shall be purchased for and distributed to the Participant.

         11.6 CHANGE OF CONTROL.

              (a) DEFINITION. Change in Control means the occurrence of any one of the following events:

                  (i) any "person" (as such term is defined in section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board of Directors (the "Board") of the Corporation (the "Corporation Voting Securities"); PROVIDED HOWEVER, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the

Amendment and Termination and Change of Control


following acquisitions: (A) by the Corporation or any Subsidiary, (B) by any employee benefit plan sponsored or maintained by the Corporation or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a "Non-Control Transaction" (as defined in paragraph (iii)) or (E) pursuant to any acquisition by a corporate officer of the Corporation or any group of persons including the corporate officer;

                  (ii) individuals who, on July 1, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to July 1, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                  (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its Subsidiaries that requires the approval of the Corporation's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination:
(A) more than 80 percent of the total voting power of the corporation resulting from such Business Combination (including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100 percent of the Corporation Voting Securities) eligible to elect directors of such corporation is represented by shares that were Corporation Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same

Amendment and Termination and Change of Control


proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (B) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the corporation resulting from such Business Combination)), becomes the beneficial owner, directly or indirectly, of 20 percent or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the conditions specified in (A), (B) and (C) shall be deemed to be a "Non-Control Transaction"); or

                  (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries.

         Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20 percent of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding, PROVIDED THAT if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a Change in Control of the Corporation shall then occur.

Amendment and Termination and Change of Control


         For purposes of the definition of a "Change of Control", the term "Subsidiary" shall mean any corporation or other entity in which the Corporation has a direct or indirect ownership interest of 50 percent or more of the total combined voting power of the then outstanding securities of such corporation or other entity entitled to vote generally in the election of directors or in which the Corporation has the right to receive 50 percent or more of the distribution of profits or 50 percent of the assets on liquidation or dissolution.

         Notwithstanding any other provisions of the Plan to the contrary, if a Change in Control occurs, then during the period commencing on the date of acquisition of said voting power, control of the Board, or consummation of a Business Combination, and ending at the close of business on the last day of the Fiscal Year that includes such date (the "Restriction Period"), the provisions of this section 11.6 shall apply.

         (b) EFFECT. During the Restriction Period, the Plan may not be terminated or amended to the extent the amendment would:

                     (1)    reduce coverage under the Plan;

                     (2) reduce the amount of Profit-Sharing Contributions required to be made for the Plan Year ending on the last day of the Restriction Period;

                     (3) reduce the amount of After-Tax Contributions eligible for a matching contribution that a Participant is permitted to make or the amount of the Matching After-Tax Contributions required under sections 3.5 and 3.6; or

                     (4) reduce the amount of Pre-Tax Contributions that a Participant is permitted to make or the amount of Matching Pre-Tax Contributions required under sections 3.3 and 3.4.

Amendment and Termination and Change of Control


                  (c) For the purpose of computing the amount of the Profit-Sharing Contributions for the twelve-month period ending on the last day of a Restriction Period, the adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes for the Fiscal Year ending on such date is deemed to be the forecast of the consolidated net income of the Corporation and its Consolidated Subsidiaries for such Fiscal Year as set forth in the annual operating plan of the Corporation for such Fiscal Year.

                  (d) During the Restriction Period, any person who was an Employee on the day preceding the first day of the Restriction Period shall be deemed to be an Employee so long as he is employed by a member of a "controlled group of corporations" which includes, or by a trade or business that is under common control with (as those terms are defined in sections 414(b) and (c) of the Code) the Corporation, any corporation which is the survivor of any merger or consolidation to which the Corporation was a party, or any corporation into which the Corporation has been liquidated.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         12.1 RESTRICTIONS ON ALIENATION; QUALIFIED DOMESTIC RELATIONS ORDERS. Except as otherwise may be required for Federal, state or local income tax withholding purposes, no benefit or interest under this Plan shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Corporation Committee to be a "qualified domestic relations order", as defined in section 414(p) of the Code. In accordance with uniform and nondiscriminatory procedures established by the Corporation Committee from time to time, the Corporation Committee upon the receipt of a domestic relations order which seeks to require the distribution of a Participant's Account in whole or in part to an "alternate payee" (as that term is defined in section 414(p)(8) of the Code) shall:

              (1) promptly notify the Participant and such "alternate payee" of the receipt of such order and of the procedure which the Corporation Committee will follow to determine whether such order constitutes a "qualified domestic relations order" within the meaning of section 414(p) of the Code,

              (2) determine whether such order constitutes a "qualified domestic relations order" and notify the Participant and the "alternate payee" of the results of such determination, and

              (3) if the Corporation Committee determines that such order does constitute a "qualified domestic relations order," distribute to such "alternate payee" under the terms of such order the amount called for under the order in a single sum within 60 days of the date such order is determined to constitute a "qualified domestic relations order," without regard to whether a distribution would be permissible to the Participant at such time under this Plan.

Miscellaneous Provisions


         The determination and the distribution made by, or at the direction of, the Corporation Committee under this section 13.1 shall be final and binding on the Participant and on all other persons interested in such order. An "alternate payee" under this section 13.1 shall not be an eligible person for purposes of obtaining a loan pending the distribution of such alternate payee's entire interest under this Plan.

         12.2 EXCLUSIVE BENEFIT REQUIREMENT. Except as provided in sections 12.2, 13.1 and 13.3, no assets of the Plan shall revert to a Participating Company or be used for or diverted to purposes other than providing benefits to Participants and their Beneficiaries and defraying reasonable costs of administering the Plan.

         12.3 RETURN OF CONTRIBUTIONS.

              (a) MISTAKE OF FACT. Any contribution made by a Participating Company due to a mistake of fact shall be returned to the Participating Company within one year of the date the contribution was made.

              (b) NONDEDUCTIBLE CONTRIBUTIONS. In the event the deduction of a contribution made by a Participating Company is disallowed under section 404 of the Code, such contribution (to the extent disallowed) shall be returned to the Participating Company within one year of the disallowance of the deduction.

         12.4 NO CONTRACT OF EMPLOYMENT. Neither the establishment and maintenance of the Plan nor the participation in the Plan by any Employee shall be construed as a contract between the Employee and any Participating Company so as to give any Employee the right to be retained by any Participating Company, or to interfere with the rights of any Participating Company to discharge the Employee at any time.

         12.5 PAYMENT OF BENEFITS ON INCAPACITY. In the event the Corporation Committee determines that any person to whom a distribution is to be made is unable to care for his

Miscellaneous Provisions


affairs by reason of illness or other disability, any amount distributable to such person (unless prior claim thereto shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Corporation Committee, be paid to such other person deemed by the Corporation Committee to be responsible for such person. Any such payment made under this section 13.5 shall constitute a complete discharge of any liability under this Plan.

         12.6 MERGER. In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, each Participant shall receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).

         12.7 CONSTRUCTION. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Plan to a section shall be to a section in this Plan unless otherwise indicated. References in this Plan to a section of the Code, ERISA or any other federal law shall also refer to the regulations issued under such section.

         12.8 GOVERNING LAW. This Plan shall be construed, to the extent to which state law is applicable, in accordance with the laws of the State of Florida. Venue for any action arising under this Plan shall be in Brevard County, Florida.

         12.9 MISTAKEN PAYMENTS. If a mistake is made in favor of a Participant Beneficiary or alternate payee in the payment of benefits under this Plan, then the Corporation or the Trustee (acting at the Corporation direction and on behalf of the Plan) shall take such action against such Participant, Beneficiary or alternate payee to remedy such mistake and to make the Plan whole as the Corporation deems proper and appropriate under the circumstances, and any mistake in favor of the Plan shall promptly be corrected by, or at the direction of, the Corporation Committee.


                                   HARRIS CORPORATION

Date: February 26, 1998            By: /s/ D.S. Wasserman
     -------------------------        ----------------------------------

Attest: /s/ Scott T. Mikuen        Title: Vice President - Treasurer
       -----------------------           -------------------------------

                                   APPENDIX A

INVESTMENT FUNDS. The Investment Funds available under the plan as of January 1, 1998 are as follows:

(a) BALANCED Fund. Assets held in this fund will be invested in a variety of stocks, bonds, mortgages, fixed-income securities such as U.S. Treasury bills, certificates of deposit, commercial paper and real estate.

(b) SHORT-TERM BOND FUND. Assets in this fund will be invested in shorter-term fixed-income securities such as government bonds, U.S. Treasury bills and notes, certificates of deposit, federal agency obligations, mortgage securities and corporate bonds.

(c) MONEY MARKET FUND. Assets in this fund will be invested in a diversified portfolio of high-quality, short-term fixed instruments such as U.S. Treasury bills, federal agency obligations, commercial paper, certificates of deposit and banker's acceptances.

(d) STABLE VALUE FUND. Assets held in this fund will be invested in a diversified portfolio of investment contracts and short-term, high-quality fixed income instruments that guarantee principal and a specified rate of return for a specified period.

(e) EQUITY INCOME FUND. Assets held in this fund will be invested primarily in dividend-paying common stocks of established companies but may also be invested in convertible bonds and/or convertible preferred stock.

(f) INDEXED EQUITY FUND. Assets held in this fund will be invested in a stock portfolio that mirrors the Standard & Poor's 500 Stock Index.

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(g)        GROWTH FUND. Assets in this fund will be invested for the longer term, primarily in common stocks of companies which are currently experiencing an above-average rate of earnings growth. The fund's stock selection criteria include a requirement that each company have a five-year average performance record of sales, earnings, dividend growth, pre-tax margins, return on equity.

(h) HARRIS STOCK FUND. Assets in this fund will be invested in common stock of the Corporation.


The Investment Funds may be changed at any time and from time to time.


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                                   APPENDIX B
                             PARTICIPATING COMPANIES
                             -----------------------

         As of January 1, 1998, the Related Companies that are Participating Companies are:

                  Harris Corporation

                  R.F. Communications, Inc.

                  Harris Technical Services Corporation

                  Harris International Sales Corporation

                  Harris International Systems, Inc.

                  Baseview Products, Inc.



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